UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2011

STARTEK, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	1-12793	84-1370538
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

44 Cook Street Suite 400, Denver, Colorado 80206

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (303) 262-4500

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 31, 2011, StarTek, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) disclosing the amendment and restatement of the Company’s bylaws.  Included as Exhibit 3.2 to the Form 8-K was a copy of the Amended and Restated Bylaws of StarTek, Inc.  Exhibit 3.2 of the Form 8-K did not include the final version of the bylaws.  The correct copy of the Amended and Restated Bylaws is filed as Exhibit 3.2 with this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

3.2                                 Amended and Restated Bylaws of StarTek, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARTEK, INC.

By:	/s/ Dave M. Gomez	Date: May 19, 2011
Dave M. Gomez
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.2	Amended and Restated Bylaws of StarTek, Inc.